                                  FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 12, 1995


                              PGI Incorporated
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           (Exact name of registrant as specified in its charter)

         Florida                     1-6471                 59-0867335
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                   No.)

515 Olive Street, Suite 1400, St. Louis, Missouri                63101
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   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (314) 982-0780
                                                   ----------------------------


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        (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

      On October 12, 1995, PGI Incorporated, a Florida corporation ("PGI"), the other "Borrowers" and the "Guarantors" (as those terms are defined below) entered into a Forbearance Agreement (the "Forbearance Agreement") with PGI's primary lender, First Union National Bank of Florida, a national banking association (the "Lender"), pursuant to which Lender has agreed to forbear through November 15, 1995, subject to the terms and conditions of the Forbearance Agreement, from exercising any of its rights and remedies under its primary credit agreements with Borrowers (the "Loans"), which Loans are currently in default. The "Borrowers" consist of PGI and its subsidiaries, Sugarmill Woods, Inc., Burnt Store Marina, Inc. and Gulf Coast Credit Corporation. The "Guarantors" consist of the following PGI subsidiaries:
Southern Woods, Incorporated, Punta Gorda Isles Sales, Inc., Deep Creek Utilities, Inc., Burnt Store Utilities, Inc. and Sugarmill Woods Sales, Inc.

      On October 12, 1995, PGI also executed a Note and Loan Document Purchase Agreement (the "Note Purchase Agreement") by and between Lender, PGIP L.L.C., a Missouri limited liability company (the "Purchaser") and the Borrowers. The Forbearance Agreement and the Note Purchase Agreement provide that Lender will accept the Discounted Payoff Amount (as defined in the Forbearance Agreement and Note Purchase Agreement) in immediately available funds on or before 2:00 p.m. on November 15, 1995 as the purchase price of the documents evidencing and securing the Loans (the "Loan Documents") in exchange for the assignment to Purchaser of the Loan Documents without recourse, representation or warranty (except for a warranty that Lender is the owner of said documents and has not previously sold or assigned them).

      As a condition to Lender's execution of the Forbearance Agreement, Purchaser paid Lender a nonrefundable forbearance fee of $84,000, which is to be applied to the purchase price of the Loan Documents. In addition, upon execution of the Note Purchase Agreement, PGIP paid Lender a nonrefundable initial loan purchase installment of $241,617.65 (the "Initial Loan Purchase Payment"), which reduces the Discounted Payoff Amount. If Buyer fails to purchase the Loan Documents, the Lender is entitled to retain the Initial Loan Purchase Payment as liquidated damages.

      Purchaser has informed PGI that Purchaser's policy, though neither an undertaking nor an obligation, will be not to proceed with collection of the principal and interest evidenced and secured by the Loan Documents, so long as the Borrowers pursue satisfactory efforts to market and sell the real property that serves as the primary collateral for the Loans.

      PGIP is managed by Love Savings Holding Company ("LSHC"), Andrew S. Love, Jr. and Laurence A. Schiffer. Messrs. Love and Schiffer are directors and executive officers of LSHC and own slightly more than half of all the issued and outstanding voting stock of LSHC. Messrs. Love and Schiffer serve as executive officers and directors of PGI and the other Borrowers and the Guarantors.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
          C.    Exhibits
                4 Instruments Defining the Rights of Security Holders, Including Indentures

                      (i)   Forbearance Agreement dated as of October 12,
                            1995 by First Union National Bank of Florida,
                            PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc., Gulf Coast Credit Corporation, Southern Woods, Incorporated, Punta Gorda Isles Sales, Inc., Deep Creek Utilities, Inc., Burnt Store Utilities, Inc. and Sugarmill Woods Sales, Inc.

                      (ii) Note and Loan Document Purchase Agreement dated as of October 12, 1995 by First Union National Bank of Florida, PGIP, L.L.C., PGI Incorporated, Sugarmill Woods, Inc., Burnt Store Marina, Inc., and Gulf Coast Credit Corporation.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PGI INCORPORATED



                                    By:    /s/ Andrew S. Love, Jr.
                                        ---------------------------------------
                                          Andrew S. Love, Jr.
                                          Chairman



Date:  October 31, 1995


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                                 EXHIBIT INDEX

      These Exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-B:

Exhibit No.      Description
-----------      -----------
     1           Omitted -- Inapplicable.

     2           Omitted -- Inapplicable.

     4(i)        Forbearance Agreement dated as of October 12, 1995 by First Union
                 National Bank of Florida, PGI Incorporated, Sugarmill Woods, Inc., Burnt
                 Store Marina, Inc., Gulf Coast Credit Corporation, Southern Woods,
                 Incorporated, Punta Gorda Isles Sales, Inc., Deep Creek Utilities, Inc.,
                 Burnt Store Utilities, Inc. and Sugarmill Woods Sales, Inc..

     4(ii)       Note and Loan Document Purchase Agreement dated as of October 12, 1995 by First Union National Bank of Florida, PGIP, L.L.C., PGI Incorporated,
                 Sugarmill Woods, Inc., Burnt Store Marina, Inc., and Gulf Coast Credit
                 Corporation.

    16           Omitted -- Inapplicable.

    17           Omitted -- Inapplicable.

    20           Omitted -- Inapplicable.

    23           Omitted -- Inapplicable

    24           Omitted -- Inapplicable.

    27           Omitted -- Not required.

    99           Omitted -- Inapplicable.



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